BANCREEK U.S. LARGE CAP ETF
SCHEDULE OF INVESTMENTS (Unaudited)
February 28, 2025

Common Stocks — 99.8%	Shares	Fair Value
Communications — 3.1%
T-Mobile US, Inc.	12,661	$ 3,414,545

Consumer Discretionary — 12.9%
AutoZone, Inc.(a)	1,313	4,586,322
Lowe's Companies, Inc.	12,375	3,076,920
O'Reilly Automotive, Inc.(a)	2,508	3,445,089
TJX Companies, Inc. (The)	26,712	3,332,589
		14,440,920
Financials — 14.6%
Arch Capital Group Ltd.	34,152	3,173,062
Cboe Global Markets, Inc.	14,878	3,136,282
Houlihan Lokey, Inc.	19,543	3,387,779
Marsh & McLennan Companies, Inc.	14,405	3,426,086
Progressive Corporation (The)	11,180	3,152,760
		16,275,969
Health Care — 2.7%
Danaher Corporation	14,608	3,034,958

Industrials — 36.7%+
Amphenol Corporation, Class A	50,379	3,355,241
CBIZ, Inc.(a)	41,234	3,223,262
Cintas Corporation	16,333	3,389,097
Eaton Corporation PLC	15,891	4,661,148
Hubbell, Inc.	12,536	4,658,253
Mueller Industries, Inc.	59,324	4,756,598
nVent Electric PLC	54,528	3,290,220
Parker-Hannifin Corporation	6,728	4,497,735
Trane Technologies PLC	12,687	4,487,392
WW Grainger, Inc.	4,689	4,788,454
		41,107,400
Materials — 7.0%
Linde plc	7,230	3,376,772
Reliance, Inc.	15,118	4,492,464
		7,869,236
Technology — 22.8%
Apple, Inc.	18,512	4,476,942
Broadcom, Inc.	22,201	4,427,545
FactSet Research Systems, Inc.	7,360	3,398,406
Microsoft Corporation	8,348	3,314,074
Motorola Solutions, Inc.	7,829	3,446,482
Oracle Corporation	19,333	3,210,438
Synopsys, Inc.(a)	7,093	3,243,487
		25,517,374

Total Common Stocks (Cost $110,942,249)		111,660,402

Total Investments — 99.8% (Cost $110,942,249)		111,660,402

Other Assets in Excess of Liabilities — 0.2%		257,435

Total Net Assets — 100.0%		$ 111,917,837

LTD	- Limited Company
PLC	- Public Limited Company
(a)	Non-income producing security.

+	More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.